UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2022, our board of directors (the "Board"), upon recommendation of the Remuneration Committee, adopted a cash incentive award plan for fiscal 2023 for Messrs. Christopher Meyer, Naeem Kola, Steven Heilbron and Lincoln Mali.

Cash Incentive Award Plan for Fiscal 2023

Under the cash incentive award plan, each of Messrs. Meyer, Kola, Heilbron and Mali will be eligible to earn a cash incentive award based on a number of quantitative factors based on our fiscal 2023 financial performance and his individual contribution toward the achievement of certain objectives described under "Qualitative Portion of the Cash Incentive Award Plan" below. The terms of the cash incentive award plan are not contained in a formal written document, but are summarized below.

Mr. Christopher Meyer

The cash incentive award plan provides for an expected performance range cash incentive award of between 70% and 140% of Mr. Meyer's annual base salary of $650,000 for fiscal 2023. Under the plan, a 60% weighting is applied to quantitative performance factors and 40% is based on qualitative factors. The award could amount to a maximum of 140% of Mr. Meyer's base salary based on the assessment of performance against both quantitative and qualitative targets.

Mr. Meyer's maximum award under the 2023 cash incentive award plan represents 140% of his fiscal 2023 base salary, or $910,000.

Mr. Naeem Kola

The cash incentive award plan provides for an expected performance range cash incentive award of between 60% and 120% of Mr. Kola's annual base salary of $450,000 for fiscal 2023. Under the plan, a 60% weighting is applied to quantitative performance factors and 40% is based on qualitative factors. The award could amount to a maximum of 120% of Mr. Kola's base salary based on the assessment of performance against both quantitative and qualitative targets.

Mr. Kola's maximum award under the 2023 cash incentive award plan represents 120% of his fiscal 2023 base salary, or $540,000.

Mr. Steven Heilbron

The cash incentive award plan provides for an expected performance range cash incentive award of between 60% and 120% of Mr. Heilbron's annual base salary of ZAR 4,213,500 for fiscal 2023. Under the plan, a 60% weighting is applied to quantitative performance factors and 40% is based on qualitative factors. The award could amount to a maximum of 120% of Mr. Heilbron's base salary based on the assessment of performance against both quantitative and qualitative targets.

Mr. Heilbron's maximum award under the 2023 cash incentive award plan represents 120% of his fiscal 2023 base salary, or ZAR 5,056,200 ($287,121, translated at a $:ZAR exchange rate of $1: ZAR 17.61).

Mr. Lincoln Mali

The cash incentive award plan provides for an expected performance range cash incentive award of between 60% and 120% of Mr. Mali's annual base salary of ZAR 7,000,000 for fiscal 2023. Under the plan, a 60% weighting is applied to quantitative performance factors and 40% is based on qualitative factors. The award could increase to a maximum of 120% of Mr. Mali's base salary, based on the assessment of performance against both quantitative and qualitative targets.

Mr. Mali's maximum award under the 2023 cash incentive award plan represents 120% of his fiscal 2023 base salary, or ZAR 8,400,000 ($477,002, translated at a $:ZAR exchange rate of $1: ZAR 17.61).

Quantitative Portion of the Cash Incentive Award Plan

Mr. Meyer will be eligible to receive an amount up to 84% of his annual base salary, and each of Messrs. Kola, Heilbron and Mali will be eligible to receive an amount up to 72% of their individual annual base salary if specified quantitative targets are achieved. The quantitative targets are as follows:

	Allocation of quantitative portion to quantitative targets
Quantitative targets:	Meyer	Kola	Heilbron	Mali
F2023 financial targets	30%	30%	20%	20%
Optimal capital structure	10%	20%	-	-
F2023 agreed Consumer segment key performance indicators	10%	5%	-	20%
F2023 agreed Merchant segment key performance indicators	10%	5%	15%	-
F2023 Consumer financial targets	-	-	-	20%
F2023 Merchant financial targets	-	-	25%	-
Total quantitative portion of cash incentive award plan	60%	60%	60%	60%

The Remuneration Committee may award between:

  0% and 84% of Mr. Meyer's annual base salary,
  0% and 72% of Mr. Kola's annual base salary,
  0% and 72% of Mr. Heilbron's annual base salary,
  0% and 72% of Mr. Mali's annual base salary,

based on its assessment of each executive's achievement against these quantitative targets.

Qualitative Portion of the Cash Incentive Award Plan

Mr. Meyer will be eligible to receive an amount up to 56% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include (with agreed weighting as a percent of total qualitative award in parentheses):

  Deliver on the company's broad-based black economic empowerment objectives (5%);
  Deliver on the company's integration, culture and values objectives and strategy (10%);
  Execute various identified optimization and integration plans in fiscal 2023 (15%); and
  Deliver on any potential mergers and acquisitions ("M&A") objectives in fiscal 2023 (10%).

Mr. Kola will be eligible to receive an amount up to 48% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include (with agreed weighting as a percent of total qualitative award in parentheses):

  Deliver on the company's broad-based black economic empowerment objectives (5%);
  Execute various business improvement plans in fiscal 2023 (25%); and
  Deliver on any potential M&A objectives in fiscal 2023 (10%).

Mr. Heilbron will be eligible to receive an amount up to 48% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include (with agreed weighting as a percent of total qualitative award in parentheses):

  Deliver on the company's broad-based black economic empowerment objectives (5%);
  Deliver on the company's integration, culture and values objectives and strategy (5%);
  Execute various identified optimization and integration plans in fiscal 2023 (15%);
  Deliver on any potential M&A objectives in fiscal 2023 (10%); and
  Ensure appropriate succession plans in place for merchant segment (5%).

Mr. Mali will be eligible to receive an amount up to 48% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include (with agreed weighting as a percent of total qualitative award in parentheses):

  Deliver on the company's broad-based black economic empowerment objectives (5%);
  Deliver on the company's integration, culture and values objectives and strategy (5%);
  Execute various identified optimization and integration plans in fiscal 2023 (20%);
  Ensure appropriate succession plans in place for consumer segment (5%); and
  Deliver on stakeholder engagement strategy (5%).

The Remuneration Committee may award between:

  0% and 56% of Mr. Meyer's annual base salary,
  0% and 48% of Mr. Kola's annual base salary,

  0% and 48% of Mr. Heilbron's annual base salary,
  0% and 48% of Mr. Mali's annual base salary,

based on its assessment of each executive's progress against these qualitative targets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: October 5, 2022	By:	/s/ Naeem E. Kola
	Name:	Naeem E. Kola
	Title:	Group Chief Financial Officer